SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 27, 2005
Date of Report (Date of earliest event reported)

INERGY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200
Kansas City, MO 64112
(Address of principal executive offices)

(816) 842-8181
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________

Section 8 -- Other Events

Item 8.01 Other Events

On July 27, 2005, Inergy, L.P. (the "Partnership") issued a press release announcing an increase in the company's quarterly cash distribution to $0.51 per limited partner unit ($2.04 annually) for the quarter ended June 30, 2005. The Partnership also announced that 1,656,684 senior subordinated units will convert on a one-for-one basis to common units on August 12, 2005.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
Exhibit Number	Description
99.1	Press Release Dated July 27, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INERGY, L.P.
By: INERGY GP, LLC, Its Managing General Partner

Date: July 27, 2005	By: /s/ Laura L. Ozenberger _____________________________________
Laura L. Ozenberger Vice President - General Counsel and Secretary